SiriusPoint Ltd.

Financial Supplement
June 30, 2022

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point Building	Clare Kerrigan - SVP, Head of IR, External Marketing & Communications
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, and Core combined ratio are non-GAAP financial measures. Management believes it is important to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are also non-GAAP financial measures. SiriusPoint’s management believes that long-term growth in book value per share is an important measure of the Company’s financial performance because it allows management and investors to track over time the value created by the retention of earnings. In addition, SiriusPoint’s management believes this metric is useful to investors because it provides a basis for comparison with other companies in the industry that also report a similar measure. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this financial supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this financial supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to attract and retain key senior management; a downgrade or withdrawal of our financial ratings; our ability to execute on our strategic transformation, including changing the mix of business between insurance and reinsurance; the impact of the novel coronavirus (“COVID-19”) pandemic or other unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates, equity market volatility and ongoing business and financial market impacts of COVID-19; the costs, expenses and difficulties of the integration of the operations of Sirius International Insurance Group, Ltd. (“Sirius Group”); fluctuations in our results of operations; inadequacy of loss and loss adjustment expense reserves, the lack of availability of capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation, and foreign currency fluctuations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; our ability to compete successfully in the (re)insurance market and the effect of consolidation in the (re)insurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; our ability to retain highly-skilled employees and the effects of potential labor disruptions due to COVID-19 or otherwise; the outcome of legal and regulatory proceedings, regulatory constraints on our business, including legal restrictions on certain of our insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to us, and losses from unfavorable outcomes from litigation and other legal proceedings; reduced returns or losses in SiriusPoint’s investment portfolio; our concentrated exposure in funds and accounts managed by Third Point LLC, our lack of control over Third Point LLC, our limited ability to withdraw our capital accounts and conflicts of interest among various members of Third Point Advisors LLC, TP Enhanced Fund, Third Point LLC and us; our potential exposure to U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Performance Indicators
June 30, 2022 and 2021
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021

Combined ratio	93.1%	89.1%	93.4%	91.6%
Core underwriting income (1)	$9.6	$31.3	$22.3	$46.5
Core net services income (1)	$10.6	$8.8	$24.6	$51.5
Core income (1)	$20.2	$40.1	$46.9	$98.0
Core combined ratio (1)	98.3%	93.2%	98.0%	93.5%
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders	(11.8)%	10.6%	(25.7)%	23.0%
Basic book value per share (1) (2)	$12.62	$14.46	$12.62	$14.46
Tangible basic book value per share (1) (2)	$11.58	$13.38	$11.58	$13.38
Diluted book value per share (1) (2)	$12.48	$14.33	$12.48	$14.33
Tangible diluted book value per share (1) (2)	$11.45	$13.27	$11.45	$13.27
(1)Core underwriting income, Core net services income, Core income and Core combined ratio are non-GAAP financial measures. See reconciliations in “Segment Reporting.” Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are non-GAAP financial measures. See reconciliations in “Basic and Diluted Book Value per Share - by Quarter”.
(2)Prior year comparatives represent amounts as of December 31, 2021.

SiriusPoint Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Assets
Debt securities, trading, at fair value	$2,210.5	$2,622.8	$2,085.6	$2,100.9	$2,009.3
Debt securities, available for sale, at fair value, net of allowance for credit losses	715.5	—	—	—	—
Short-term investments, at fair value	1,378.0	989.0	1,075.8	1,057.9	766.7
Investments in related party investment funds, at fair value	318.1	678.6	909.6	1,456.8	1,254.4
Other long-term investments, at fair value	436.4	438.2	456.1	454.5	463.7
Equity securities, trading, at fair value	1.6	2.7	2.8	3.4	5.0
Total investments	5,060.1	4,731.3	4,529.9	5,073.5	4,499.1
Cash and cash equivalents	746.6	826.1	999.8	701.2	1,032.6
Restricted cash and cash equivalents	630.6	972.8	948.6	1,482.3	1,554.4
Redemption receivable from related party investment fund	—	—	250.0	—	—
Due from brokers	72.8	70.1	15.9	51.4	55.7
Interest and dividends receivable	14.6	10.7	8.3	8.6	11.1
Insurance and reinsurance balances receivable, net	1,934.8	1,936.8	1,708.2	1,621.4	1,515.3
Deferred acquisition costs and value of business acquired, net	271.3	271.0	218.8	220.2	212.1
Unearned premiums ceded	375.6	365.7	242.8	248.3	247.0
Loss and loss adjustment expenses recoverable, net	1,257.5	1,278.6	1,215.3	843.5	516.6
Deferred tax asset	180.1	180.6	182.0	194.2	216.3
Intangible assets	168.0	170.0	171.9	173.7	176.7
Other assets	129.2	102.6	126.8	97.0	153.7
Total assets	$10,841.2	$10,916.3	$10,618.3	$10,715.3	$10,190.6
Liabilities
Loss and loss adjustment expense reserves	$4,940.8	$4,936.0	$4,841.4	$4,862.3	$4,232.3
Unearned premium reserves	1,557.2	1,504.9	1,198.4	1,215.4	1,238.1
Reinsurance balances payable	759.0	773.5	688.3	596.4	526.3
Deposit liabilities	143.5	147.2	150.7	154.0	148.6
Securities sold, not yet purchased, at fair value	83.4	64.0	—	2.9	10.0
Securities sold under an agreement to repurchase	17.5	—	—	—	—
Due to brokers	18.0	32.1	6.5	9.6	38.9
Accounts payable, accrued expenses and other liabilities	206.5	188.7	229.8	154.1	164.1
Deferred tax liability	59.2	98.0	95.4	152.2	190.2
Liability-classified capital instruments	50.7	76.0	87.8	103.4	122.2
Debt	781.3	808.4	816.7	827.0	836.5
Total liabilities	8,617.1	8,628.8	8,115.0	8,077.3	7,507.2
Shareholders’ equity
Series B preference shares	200.0	200.0	200.0	200.0	200.0
Common shares	16.2	16.2	16.2	16.2	16.2
Additional paid-in capital	1,630.3	1,623.4	1,622.7	1,616.8	1,609.1
Retained earnings	387.2	448.0	665.0	805.3	853.3
Accumulated other comprehensive income (loss)	(10.4)	0.6	(0.2)	(0.3)	1.5
Shareholders’ equity attributable to SiriusPoint shareholders	2,223.3	2,288.2	2,503.7	2,638.0	2,680.1
Noncontrolling interests	0.8	(0.7)	(0.4)	—	3.3
Total shareholders’ equity	2,224.1	2,287.5	2,503.3	2,638.0	2,683.4
Total liabilities, noncontrolling interests and shareholders’ equity	$10,841.2	$10,916.3	$10,618.3	$10,715.3	$10,190.6

SiriusPoint Ltd.
Consolidated Statements of Income (Loss)
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Revenues
Net premiums earned	$568.8	$452.3	$1,098.1	$697.5
Net realized and unrealized investment gains (losses)	(98.4)	23.9	(180.3)	55.4
Net realized and unrealized investment gains (losses) from related party investment funds	(60.5)	45.6	(191.5)	198.8
Net investment income	17.4	7.9	25.2	9.7
Total realized and unrealized investment gains (losses) and net investment income	(141.5)	77.4	(346.6)	263.9
Other revenues	45.8	31.8	83.0	88.7
Total revenues	473.1	561.5	834.5	1,050.1
Expenses
Loss and loss adjustment expenses incurred, net	360.3	250.9	700.4	397.8
Acquisition costs, net	123.6	105.6	232.1	174.6
Other underwriting expenses	46.1	46.5	93.3	67.3
Net corporate and other expenses	72.0	55.7	149.4	134.6
Intangible asset amortization	2.0	1.3	3.9	2.1
Interest expense	9.4	9.8	18.7	14.7
Foreign exchange (gains) losses	(56.5)	12.0	(75.9)	(0.4)
Total expenses	556.9	481.8	1,121.9	790.7
Income (loss) before income tax (expense) benefit	(83.8)	79.7	(287.4)	259.4
Income tax (expense) benefit	27.7	(9.6)	18.0	(19.4)
Net income (loss)	(56.1)	70.1	(269.4)	240.0
Net income attributable to noncontrolling interests	(0.7)	(1.6)	(0.4)	(1.6)
Net income (loss) available to SiriusPoint	(56.8)	68.5	(269.8)	238.4
Dividends on Series B preference shares	(4.0)	(4.0)	(8.0)	(5.5)
Net income (loss) available to SiriusPoint common shareholders	$(60.8)	$64.5	$(277.8)	$232.9
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.38)	$0.37	$(1.74)	$1.57
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.38)	$0.37	$(1.74)	$1.55
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	160,258,883	158,832,629	160,064,319	137,912,915
Diluted	160,258,883	160,894,216	160,064,319	139,561,196
(1)    Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Income (Loss) - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Revenues
Net premiums earned	$568.8	$529.3	$519.9	$499.6	$452.3
Net realized and unrealized investment gains (losses)	(98.4)	(81.9)	(60.6)	(11.7)	23.9
Net realized and unrealized investment gains (losses) from related party investment funds	(60.5)	(131.0)	(97.2)	202.4	45.6
Net investment income	17.4	7.8	6.6	9.1	7.9
Total realized and unrealized investment gains (losses) and net investment income	(141.5)	(205.1)	(151.2)	199.8	77.4
Other revenues	45.8	37.2	29.3	33.2	31.8
Total revenues	473.1	361.4	398.0	732.6	561.5
Expenses
Loss and loss adjustment expenses incurred, net	360.3	340.1	351.4	577.3	250.9
Acquisition costs, net	123.6	108.5	106.3	106.9	105.6
Other underwriting expenses	46.1	47.2	38.2	53.3	46.5
Net corporate and other expenses	72.0	77.4	72.1	59.9	55.7
Intangible asset amortization	2.0	1.9	1.8	2.0	1.3
Interest expense	9.4	9.3	9.6	9.7	9.8
Foreign exchange (gains) losses	(56.5)	(19.4)	(27.5)	(16.1)	12.0
Total expenses	556.9	565.0	551.9	793.0	481.8
Income (loss) before income tax (expense) benefit	(83.8)	(203.6)	(153.9)	(60.4)	79.7
Income tax (expense) benefit	27.7	(9.7)	17.1	13.0	(9.6)
Net income (loss)	(56.1)	(213.3)	(136.8)	(47.4)	70.1
Net (income) loss attributable to noncontrolling interests	(0.7)	0.3	0.5	3.4	(1.6)
Net income (loss) available to SiriusPoint	(56.8)	(213.0)	(136.3)	(44.0)	68.5
Dividends on Series B preference shares	(4.0)	(4.0)	(4.0)	(4.0)	(4.0)
Net income (loss) available to SiriusPoint common shareholders	$(60.8)	$(217.0)	$(140.3)	$(48.0)	$64.5
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.38)	$(1.36)	$(0.88)	$(0.30)	$0.37
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.38)	$(1.36)	$(0.88)	$(0.34)	$0.37
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	160,258,883	159,867,593	159,268,777	159,225,772	158,832,629
Diluted	160,258,883	159,867,593	159,268,777	160,240,888	160,894,216
(1)     Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Segment Reporting - Three months ended June 30, 2022
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$378.3	$433.9	$812.2	$—	$0.4	$—	$812.6
Net premiums written	321.5	301.4	622.9	—	0.1	—	623.0
Net premiums earned	319.5	244.3	563.8	—	5.0	—	568.8
Loss and loss adjustment expenses incurred, net	204.7	154.8	359.5	(1.1)	1.9	—	360.3
Acquisition costs, net	86.3	63.9	150.2	(26.8)	0.2	—	123.6
Other underwriting expenses	28.7	15.8	44.5	—	1.6	—	46.1
Underwriting income (loss)	(0.2)	9.8	9.6	27.9	1.3	—	38.8
Services revenue	—	56.6	56.6	(36.7)	—	(19.9)	—
Services expenses	—	44.8	44.8	—	—	(44.8)	—
Net services fee income	—	11.8	11.8	(36.7)	—	24.9	—
Services noncontrolling income	—	(0.7)	(0.7)	—	—	0.7	—
Net investment losses from Strategic Investments	—	(0.5)	(0.5)	—	—	0.5	—
Net services income	—	10.6	10.6	(36.7)	—	26.1	—
Segment income (loss)	(0.2)	20.4	20.2	(8.8)	1.3	26.1	38.8
Net realized and unrealized investment losses					(97.9)	(0.5)	(98.4)
Net realized and unrealized investment losses from related party investment funds					(60.5)	—	(60.5)
Net investment income					17.4	—	17.4
Other revenues					25.9	19.9	45.8
Net corporate and other expenses					(27.2)	(44.8)	(72.0)
Intangible asset amortization					(2.0)	—	(2.0)
Interest expense					(9.4)	—	(9.4)
Foreign exchange gains					56.5	—	56.5
Income (loss) before income tax benefit	$(0.2)	$20.4	20.2	(8.8)	(95.9)	0.7	(83.8)
Income tax benefit			—	—	27.7	—	27.7
Net income (loss)			20.2	(8.8)	(68.2)	0.7	(56.1)
Net income attributable to noncontrolling interest			—	—	—	(0.7)	(0.7)
Net income (loss) available to SiriusPoint			$20.2	$(8.8)	$(68.2)	$—	$(56.8)

Underwriting Ratios: (1)
Loss ratio	64.1%	63.4%	63.8%				63.3%
Acquisition cost ratio	27.0%	26.2%	26.6%				21.7%
Other underwriting expenses ratio	9.0%	6.5%	7.9%				8.1%
Combined ratio	100.1%	96.1%	98.3%				93.1%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Three months ended June 30, 2021
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$377.6	$196.5	$574.1	$—	$(25.4)	$—	$548.7
Net premiums written	322.7	145.0	467.7	—	(22.7)	—	445.0
Net premiums earned	336.6	131.4	468.0	—	(15.7)	—	452.3
Loss and loss adjustment expenses incurred, net	194.0	79.0	273.0	(0.7)	(21.4)	—	250.9
Acquisition costs, net	79.8	41.6	121.4	(15.4)	(0.4)	—	105.6
Other underwriting expenses	34.4	7.9	42.3	—	4.2	—	46.5
Underwriting income	28.4	2.9	31.3	16.1	1.9	—	49.3
Services revenue	—	33.9	33.9	(19.9)	—	(14.0)	—
Services expenses	—	30.0	30.0	—	—	(30.0)	—
Net services fee income	—	3.9	3.9	(19.9)	—	16.0	—
Services noncontrolling income	—	(1.6)	(1.6)	—	—	1.6	—
Net investment gains from Strategic Investments	0.4	6.1	6.5	—	—	(6.5)	—
Net services income	0.4	8.4	8.8	(19.9)	—	11.1	—
Segment income	28.8	11.3	40.1	(3.8)	1.9	11.1	49.3
Net realized and unrealized investment gains					17.4	6.5	23.9
Net realized and unrealized investment gains from related party investment funds					45.6	—	45.6
Net investment income					7.9	—	7.9
Other revenues					17.8	14.0	31.8
Net corporate and other expenses					(25.7)	(30.0)	(55.7)
Intangible asset amortization					(1.3)	—	(1.3)
Interest expense					(9.8)	—	(9.8)
Foreign exchange losses					(12.0)	—	(12.0)
Income before income tax expense	$28.8	$11.3	40.1	(3.8)	41.8	1.6	79.7
Income tax expense			—	—	(9.6)	—	(9.6)
Net income			40.1	(3.8)	32.2	1.6	70.1
Net income attributable to noncontrolling interest			—	—	—	(1.6)	(1.6)
Net income available to SiriusPoint			$40.1	$(3.8)	$32.2	$—	$68.5

Underwriting Ratios: (1)
Loss ratio	57.6%	60.1%	58.3%				55.5%
Acquisition cost ratio	23.7%	31.7%	25.9%				23.3%
Other underwriting expenses ratio	10.2%	6.0%	9.0%				10.3%
Combined ratio	91.5%	97.8%	93.2%				89.1%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Six months ended June 30, 2022
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$902.5	$917.4	$1,819.9	$—	$2.4	$—	$1,822.3
Net premiums written	696.4	638.9	1,335.3	—	1.6	—	1,336.9
Net premiums earned	627.1	457.1	1,084.2	—	13.9	—	1,098.1
Loss and loss adjustment expenses incurred, net	399.2	288.8	688.0	(2.3)	14.7	—	700.4
Acquisition costs, net	166.2	117.4	283.6	(52.4)	0.9	—	232.1
Other underwriting expenses	58.8	31.5	90.3	—	3.0	—	93.3
Underwriting income (loss)	2.9	19.4	22.3	54.7	(4.7)	—	72.3
Services revenue	—	113.4	113.4	(67.5)	—	(45.9)	—
Services expenses	—	88.1	88.1	—	—	(88.1)	—
Net services fee income	—	25.3	25.3	(67.5)	—	42.2	—
Services noncontrolling loss	—	0.1	0.1	—	—	(0.1)	—
Net investment losses from Strategic Investments	—	(0.8)	(0.8)	—	—	0.8	—
Net services income	—	24.6	24.6	(67.5)	—	42.9	—
Segment income (loss)	2.9	44.0	46.9	(12.8)	(4.7)	42.9	72.3
Net realized and unrealized investment losses					(179.5)	(0.8)	(180.3)
Net realized and unrealized investment losses from related party investment funds					(191.5)	—	(191.5)
Net investment income					25.2	—	25.2
Other revenues					37.1	45.9	83.0
Net corporate and other expenses					(61.3)	(88.1)	(149.4)
Intangible asset amortization					(3.9)	—	(3.9)
Interest expense					(18.7)	—	(18.7)
Foreign exchange gains					75.9	—	75.9
Income (loss) before income tax benefit	$2.9	$44.0	46.9	(12.8)	(321.4)	(0.1)	(287.4)
Income tax benefit			—	—	18.0	—	18.0
Net income (loss)			46.9	(12.8)	(303.4)	(0.1)	(269.4)
Net income attributable to noncontrolling interests			—	—	(0.5)	0.1	(0.4)
Net income (loss) available to SiriusPoint			$46.9	$(12.8)	$(303.9)	$—	$(269.8)

Underwriting Ratios: (1)
Loss ratio	63.7%	63.2%	63.5%				63.8%
Acquisition cost ratio	26.5%	25.7%	26.2%				21.1%
Other underwriting expenses ratio	9.4%	6.9%	8.3%				8.5%
Combined ratio	99.6%	95.8%	98.0%				93.4%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Six months ended June 30, 2021
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$536.3	$387.4	$923.7	$—	$(19.2)	$—	$904.5
Net premiums written	484.2	284.6	768.8	—	(24.3)	—	744.5
Net premiums earned	536.4	174.1	710.5	—	(13.0)	—	697.5
Loss and loss adjustment expenses incurred, net	302.2	107.6	409.8	(0.9)	(11.1)	—	397.8
Acquisition costs, net	138.7	55.8	194.5	(21.1)	1.2	—	174.6
Other underwriting expenses	50.5	9.2	59.7	—	7.6	—	67.3
Underwriting income (loss)	45.0	1.5	46.5	22.0	(10.7)	—	57.8
Services revenue	—	52.1	52.1	(27.3)	—	(24.8)	—
Services expenses	—	40.6	40.6	—	—	(40.6)	—
Net services fee income	—	11.5	11.5	(27.3)	—	15.8	—
Services noncontrolling income	—	(1.6)	(1.6)	—	—	1.6	—
Net investment gains from Strategic Investments	0.3	41.3	41.6	—	—	(41.6)	—
Net services income	0.3	51.2	51.5	(27.3)	—	(24.2)	—
Segment income (loss)	45.3	52.7	98.0	(5.3)	(10.7)	(24.2)	57.8
Net realized and unrealized investment gains					13.8	41.6	55.4
Net realized and unrealized investment gains from related party investment funds					198.8	—	198.8
Net investment income					9.7	—	9.7
Other revenues					63.9	24.8	88.7
Net corporate and other expenses					(94.0)	(40.6)	(134.6)
Intangible asset amortization					(2.1)	—	(2.1)
Interest expense					(14.7)	—	(14.7)
Foreign exchange gains					0.4	—	0.4
Income before income tax expense	$45.3	$52.7	98.0	(5.3)	165.1	1.6	259.4
Income tax expense			—	—	(19.4)	—	(19.4)
Net income			98.0	(5.3)	145.7	1.6	240.0
Net income attributable to noncontrolling interest			—	—	—	(1.6)	(1.6)
Net income available to SiriusPoint			$98.0	$(5.3)	$145.7	$—	$238.4

Underwriting Ratios: (1)
Loss ratio	56.3%	61.8%	57.7%				57.0%
Acquisition cost ratio	25.9%	32.1%	27.4%				25.0%
Other underwriting expenses ratio	9.4%	5.3%	8.4%				9.6%
Combined ratio	91.6%	99.2%	93.5%				91.6%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Consolidated Results - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Revenues
Gross premiums written	$812.6	$1,009.7	$690.8	$641.2	$548.7
Net premiums written	623.0	713.9	510.9	478.8	445.0
Net premiums earned	568.8	529.3	519.9	499.6	452.3
Expenses
Loss and loss adjustment expenses incurred, net	360.3	340.1	351.4	577.3	250.9
Acquisition costs, net	123.6	108.5	106.3	106.9	105.6
Other underwriting expenses	46.1	47.2	38.2	53.3	46.5
Underwriting income (loss)	38.8	33.5	24.0	(237.9)	49.3

Underwriting Ratios (1):
Loss ratio	63.3%	64.3%	67.6%	115.6%	55.5%
Acquisition cost ratio	21.7%	20.5%	20.4%	21.4%	23.3%
Other underwriting expense ratio	8.1%	8.9%	7.3%	10.7%	10.3%
Combined ratio	93.1%	93.7%	95.3%	147.7%	89.1%

Catastrophe losses, net of reinsurance and reinstatement premiums	$16.2	$6.9	$24.1	$286.5	$12.7
Russia/ Ukraine losses	(0.1)	18.6	—	—	—
Favorable prior year loss reserve development	$(6.4)	$(5.5)	$(16.7)	$(16.2)	$(10.1)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Core Results - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Revenues
Gross premiums written	$812.2	$1,007.7	$688.7	$635.9	$574.1
Net premiums written	622.9	712.4	535.4	473.5	467.7
Net premiums earned	563.8	520.4	536.2	487.0	468.0
Expenses
Loss and loss adjustment expenses incurred, net	359.5	328.5	337.7	562.5	273.0
Acquisition costs, net	150.2	133.4	130.7	127.2	121.4
Other underwriting expenses	44.5	45.8	33.1	41.9	42.3
Underwriting income (loss)	9.6	12.7	34.7	(244.6)	31.3
Services revenues	56.6	56.8	43.8	37.8	33.9
Services expenses	44.8	43.3	39.5	40.4	30.0
Net services fee income (loss)	11.8	13.5	4.3	(2.6)	3.9
Services noncontrolling (income) loss	(0.7)	0.8	0.5	3.4	(1.6)
Net investment gains (losses) from Strategic Investments	(0.5)	(0.3)	(46.1)	—	6.5
Net services income (loss)	10.6	14.0	(41.3)	0.8	8.8
Segment income (loss)	$20.2	$26.7	$(6.6)	$(243.8)	$40.1

Underwriting Ratios (2):
Loss ratio	63.8%	63.1%	63.0%	115.5%	58.3%
Acquisition cost ratio	26.6%	25.6%	24.4%	26.1%	25.9%
Other underwriting expense ratio	7.9%	8.8%	6.2%	8.6%	9.0%
Combined ratio	98.3%	97.5%	93.6%	150.2%	93.2%

Catastrophe losses, net of reinsurance and reinstatement premiums	$16.2	$6.9	$24.1	$283.5	$12.7
Russia/Ukraine losses	(0.1)	13.3	—	—	—
Favorable prior year loss reserve development	$(1.5)	$(5.0)	$(15.7)	$(13.9)	$(6.4)
(1)Collectively, the sum of our two segments, Reinsurance and Insurance & Services, constitute our "Core" results. Core underwriting income, Core net services income, Core income and Core combined ratio are non-GAAP financial measures. We believe it is important to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Reinsurance Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Revenues
Gross premiums written	$378.3	$524.2	$418.8	$395.3	$377.6
Net premiums written	321.5	374.9	351.1	289.6	322.7
Net premiums earned	319.5	307.6	348.1	326.4	336.6
Expenses
Loss and loss adjustment expenses incurred, net	204.7	194.5	215.7	471.5	194.0
Acquisition costs, net	86.3	79.9	78.6	85.4	79.8
Other underwriting expenses	28.7	30.1	22.9	32.1	34.4
Underwriting income (loss)	(0.2)	3.1	30.9	(262.6)	28.4
Net investment gains from Strategic Investments	—	—	—	—	0.4
Segment income (loss)	$(0.2)	$3.1	$30.9	$(262.6)	$28.8

Underwriting Ratios (1):
Loss ratio	64.1%	63.2%	62.0%	144.5%	57.6%
Acquisition cost ratio	27.0%	26.0%	22.6%	26.2%	23.7%
Other underwriting expense ratio	9.0%	9.8%	6.6%	9.8%	10.2%
Combined ratio	100.1%	99.0%	91.2%	180.5%	91.5%

Catastrophe losses, net of reinsurance and reinstatement premiums	$16.2	$6.9	$22.6	$283.5	$12.7
Russia/Ukraine losses	(0.1)	13.3	—	—	—
(Favorable) adverse prior year loss reserve development	$4.6	$(0.1)	$(11.9)	$(5.7)	$(4.0)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Insurance & Services Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Revenues
Gross premiums written	$433.9	$483.5	$269.9	$240.6	$196.5
Net premiums written	301.4	337.5	184.3	183.9	145.0
Net premiums earned	244.3	212.8	188.1	160.6	131.4
Expenses
Loss and loss adjustment expenses incurred, net	154.8	134.0	122.0	91.0	79.0
Acquisition costs, net	63.9	53.5	52.1	41.8	41.6
Other underwriting expenses	15.8	15.7	10.2	9.8	7.9
Underwriting income	9.8	9.6	3.8	18.0	2.9
Services revenues	56.6	56.8	43.8	37.8	33.9
Services expenses	44.8	43.3	39.5	40.4	30.0
Net services fee income (loss)	11.8	13.5	4.3	(2.6)	3.9
Services noncontrolling (income) loss	(0.7)	0.8	0.5	3.4	(1.6)
Net investment gains (losses) from Strategic Investments	(0.5)	(0.3)	(46.1)	—	6.1
Net services income (loss)	10.6	14.0	(41.3)	0.8	8.4
Segment income (loss)	$20.4	$23.6	$(37.5)	$18.8	$11.3

Underwriting Ratios (1):
Loss ratio	63.4%	63.0%	64.9%	56.7%	60.1%
Acquisition cost ratio	26.2%	25.1%	27.7%	26.0%	31.7%
Other underwriting expense ratio	6.5%	7.4%	5.4%	6.1%	6.0%
Combined ratio	96.1%	95.5%	98.0%	88.8%	97.8%

Favorable prior year loss reserve development	$(6.1)	$(4.9)	$(3.8)	$(8.2)	$(2.4)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	June 30, 2022		March 31, 2022		December 31, 2021		September 30, 2021		June 30, 2021
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%

Asset-backed securities	$672.5	13.3%	$718.1	15.2%	$513.1	11.3%	$494.6	9.7%	$543.6	12.1%
Residential mortgage-backed securities	292.5	5.8%	393.0	8.3%	301.9	6.7%	349.2	6.9%	367.8	8.2%
Commercial mortgage-backed securities	126.3	2.5%	132.7	2.8%	147.3	3.2%	121.9	2.4%	123.6	2.7%
Corporate debt securities	667.2	13.2%	752.3	15.9%	602.6	13.3%	608.2	12.0%	595.0	13.2%
U.S. government and government agency	323.9	6.4%	489.1	10.3%	385.4	8.5%	368.9	7.3%	264.3	5.9%
Non-U.S. government and government agency	124.9	2.5%	134.3	2.8%	132.3	2.9%	134.8	2.7%	101.5	2.3%
U.S. states, municipalities and political subdivision	—	—%	—	—%	0.2	—%	0.5	—%	0.7	—%
Preferred stocks	3.2	0.1%	3.3	0.1%	2.8	0.1%	22.8	0.4%	12.8	0.3%
Total debt securities, trading	2,210.5	43.7%	2,622.8	55.4%	2,085.6	46.0%	2,100.9	41.4%	2,009.3	44.7%
Asset-backed securities	125.1	2.5%	—	—%	—	—%	—	—%	—	—%
Residential mortgage-backed securities	112.0	2.2%	—	—%	—	—%	—	—%	—	—%
Commercial mortgage-backed securities	14.3	0.3%	—	—%	—	—%	—	—%	—	—%
Corporate debt securities	157.7	3.1%	—	—%	—	—%	—	—%	—	—%
U.S. government and government agency	291.5	5.8%	—	—%	—	—%	—	—%	—	—%
Non-U.S. government and government agency	14.9	0.3%	—	—%	—	—%	—	—%	—	—%
Total debt securities, available for sale	715.5	14.1%	—	—%	—	—%	—	—%	—	—%
Fixed income mutual funds	1.5	—%	2.5	0.1%	2.1	—%	1.9	—%	1.9	—%
Common stocks	0.1	—%	0.2	—%	0.7	—%	1.5	—%	3.1	0.1%
Total equity securities	1.6	—%	2.7	0.1%	2.8	—%	3.4	—%	5.0	0.1%
Short-term investments	1,378.0	27.2%	989.0	20.9%	1,075.8	23.8%	1,057.9	20.9%	766.7	17.0%
Other long-term investments	318.1	6.3%	315.2	6.7%	336.9	7.4%	328.3	6.5%	322.5	7.2%
Investments in funds valued at net asset value	436.4	8.6%	801.6	16.9%	1,028.8	22.8%	1,583.0	31.2%	1,395.6	31.0%
Total investments	$5,060.1	100.0%	$4,731.3	100.0%	$4,529.9	100.0%	$5,073.5	100.0%	$4,499.1	100.0%

SiriusPoint Ltd.
Earnings (loss) per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	160,258,883	159,867,593	159,268,777	159,225,772	158,832,629
Dilutive effect of options (1)	—	—	—	—	313,758
Dilutive effect of warrants (1)	—	—	—	—	160,075
Dilutive effect of restricted share units (1)	—	—	—	—	1,587,754
Dilutive effect of Series A preference shares	—	—	—	1,015,116	—
Diluted number of common shares outstanding	160,258,883	159,867,593	159,268,777	160,240,888	160,894,216

Basic earnings per common share:
Net income (loss) available to SiriusPoint common shareholders	$(60.8)	$(217.0)	$(140.3)	$(48.0)	$64.5
Net income allocated to SiriusPoint participating common shareholders	—	—	—	—	(5.4)
Net income (loss) allocated to SiriusPoint common shareholders	$(60.8)	$(217.0)	$(140.3)	$(48.0)	$59.1

Basic earnings (loss) per share available to SiriusPoint common shareholders (2)	$(0.38)	$(1.36)	$(0.88)	$(0.30)	$0.37

Diluted earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$(60.8)	$(217.0)	$(140.3)	$(48.0)	$64.5
Net income allocated to SiriusPoint participating common shareholders	—	—	—	—	(5.4)
Change in carrying value of Series A preference shares	—	—	—	(7.2)	—
Net income (loss) allocated to SiriusPoint common shareholders	$(60.8)	$(217.0)	$(140.3)	$(55.2)	$59.1

Diluted earnings (loss) per share available to SiriusPoint common shareholders (2)	$(0.38)	$(1.36)	$(0.88)	$(0.34)	$0.37
(1)As of June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, there was no dilution as a result of the net loss allocated to SiriusPoint common shareholders in the quarter. As of June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021 there was no dilution as a result of the Company’s average share price for the quarter being under the lowest exercise price or reference price for the respective security for warrants and options.
(2)Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Net income (loss) available to SiriusPoint common shareholders	$(60.8)	$(217.0)	$(140.3)	$(48.0)	$64.5
Shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,088.2	2,303.7	2,438.0	2,480.1	2,407.5
Shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,023.3	2,088.2	2,303.7	2,438.0	2,480.1
Average shareholders’ equity attributable to SiriusPoint common shareholders	$2,055.8	$2,196.0	$2,370.9	$2,459.1	$2,443.8
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	(11.8)%	(39.5)%	(23.7)%	(7.8)%	10.6%
(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income (loss) available to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

SiriusPoint Ltd.
Basic and Diluted Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Basic and diluted book value per share numerator:
Shareholders' equity attributable to SiriusPoint shareholders	$2,223.3	$2,288.2	$2,503.7	$2,638.0	$2,680.1
Less: Series B preference shares	(200.0)	(200.0)	(200.0)	(200.0)	(200.0)
Common shareholders’ equity attributable to SiriusPoint common shareholders - basic	2,023.3	2,088.2	2,303.7	2,438.0	2,480.1
Plus: carrying value of Series A preference shares issued in merger	—	—	20.4	31.2	38.4
Common shareholders’ equity attributable to SiriusPoint common shareholders - diluted	2,023.3	2,088.2	2,324.1	2,469.2	2,518.5
Less: intangible assets	(168.0)	(170.0)	(171.9)	(173.7)	(176.7)
Tangible common shareholders' equity attributable to SiriusPoint common shareholders - basic	1,855.3	1,918.2	2,131.8	2,264.3	2,303.4
Tangible common shareholders' equity attributable to SiriusPoint common shareholders - diluted	$1,855.3	$1,918.2	$2,152.2	$2,295.5	$2,341.8
Basic and diluted book value per share denominator:
Common shares outstanding	162,328,831	161,941,552	161,929,777	161,949,037	161,945,750
Unvested restricted shares	(2,051,368)	(1,981,408)	(2,590,194)	(2,687,612)	(2,879,187)
Basic book value per share denominator	160,277,463	159,960,144	159,339,583	159,261,425	159,066,563
Effect of dilutive Series A preference shares issued in merger (1)	—	—	—	1,015,116	2,088,464
Effect of dilutive warrants (2)	—	—	—	—	24,295
Effect of dilutive stock options, restricted shares and restricted share units issued to directors and employees	1,790,110	1,469,274	2,898,237	2,825,401	2,629,954
Diluted book value per share denominator	162,067,573	161,429,418	162,237,820	163,101,942	163,809,276

Basic book value per share (3)	$12.62	$13.05	$14.46	$15.31	$15.59
Tangible basic book value per share (3)	$11.58	$11.99	$13.38	$14.22	$14.48
Diluted book value per share (3)	$12.48	$12.94	$14.33	$15.14	$15.37
Tangible diluted book value per share (3)	$11.45	$11.88	$13.27	$14.07	$14.30
(1)As of June 30, 2022 March 31, 2022 and December 31, 2021 there was no dilution as the conversion would result in the forfeiture of all of the Series A preference shares.
(2)As of June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021 there was no dilution as a result of the Company’s share price being under the lowest exercise price for warrants.
(3)Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are non-GAAP financial measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing common shareholders’ equity attributable to SiriusPoint common shareholders by the number of common shares outstanding, excluding the total number of issued unvested restricted shares, at period end. While restricted shares are outstanding, they are excluded from Basic book value per share because they are unvested. Tangible basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing tangible common shareholders’ equity attributable to SiriusPoint common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The Company's management believes tangible book value per share is useful to investors because it provides a more accurate measure of the realizable value of shareholder returns, excluding the impact of intangible assets. Diluted book value per share and tangible diluted book value per share, as presented, are non-GAAP financial measures and are calculated similar to the treasury stock method. Under the treasury stock method, we assume that proceeds received from in-the-money options and/or warrants exercised are used to repurchase common shares in the market. The dilutive effect of restricted shares, restricted share units and options are calculated in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share. We have also followed a similar approach for calculating dilution for warrants, Series A preference shares, Upside Rights and other potentially dilutive securities issued as part of our acquisition of Sirius Group. Management believes these measures are useful to investors because they measure the realizable value of shareholder returns in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Also, the tangible diluted book value per share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.